EXECUTION COPY

                        MCY REGISTRATION RIGHTS AGREEMENT
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         REGISTRATION  RIGHTS  AGREEMENT  dated as of  October  19,  2000  (this
"Agreement"), by and between MCY.com, Inc., a Delaware corporation (the "Company") and Applied Digital Solutions, Inc. (the "Stockholder").

         This Agreement is being entered into pursuant to a certain MCY Agreement (the "MCY Agreement") dated as of the date hereof by and between MCY Music World, Inc. and the Stockholder. Pursuant to Section 2(b) of the Purchase Agreement, the Stockholder is acquiring [615,976] shares of the Company's common stock, par value $0.001 per share (the "Common Stock") equal to $1,000,000 (the "MCY Shares").

         The Company and the Stockholder hereby agree as follows:

         1. Certain Definitions. As used in this agreement, the following terms shall have the meanings provided below:

         (a) "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         (b) "Demand Notice" means a written request from the Stockholder to register at least 50% of the Registrable Securities; provided, however, that the such right to a Demand Notice shall be personal to the Stockholder and may not be transferred to another party;

         (c) "Other Securities" means, at any time, those shares of Common Stock, and of any other class or series of capital stock of the Company or other securities of the Company representing the right to acquire Common Stock, that the Company is required to, or has determined to, register pursuant to a registration statement filed by the Company with the Commission pursuant to this or any other agreement.

         (d) "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         (e) "Registrable Securities" means the MCY Shares and any other securities issuable in replacement thereof by way of a recapitalization, exchange, merger, consolidation, reorganization or other transaction; provided, however, that any share shall cease to be a Registrable Security under this Agreement when (A) a registration statement with respect to such share's public sale shall have become effective under the Securities Act, (B) it has been disposed of as permitted by, and in compliance with, Rule 144 (or under any successor provision to Rule 144) promulgated under the Securities Act, (C) if it become eligible to be disposed of as permitted by and in compliance with Rule
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144 (or under any successor  provision to Rule 144), or (D) it shall have ceased to be outstanding.

         (f) "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the provisions of Sections 2 and 3 including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities hereunder), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities.

         (g) "Securities Act" means the Securities Act of 1933, and any subsequent similar federal statute, and the rules and regulations promulgated thereunder.

         (h) "Stockholder Expense" means any underwriters' fees and underwriting discounts and commissions in respect of the Registrable Securities being registered hereunder as well as any fees and expenses of counsel to the Stockholder of the Registrable Securities hereunder.

         2. Demand Registration.

         2.1 Rights to Demand Registration. If, at any time after the average bid and ask price of the Common Stock equals or exceeds $7.50 per share, the Company receives a Demand Notice from the Stockholder requesting that the Company effect the registration under the Securities Act of not less than 50% of the MCY Shares held by the Stockholder. Promptly after receipt of such notice, the Company will give written notice of such requested registration to all other holders of Common Stock. The Company will then use its reasonable efforts to effect the registration under the Securities Act of the MCY Shares which the Company has been requested to register by ADS, and all shares of Common Stock which the Company has been requested to register by other holders of Common Stock by notice delivered to the Company within ten (10) days after the giving of such notice by the Company.

         2.2 Limits on Demand Rights.

         (a) The Company shall not be obligated to file and cause to become effective more than one (1) registration statements pursuant to such Demand Notice.

         (b) Unless the Company shall have delayed the commencement of a registration statement pursuant to Section 2.2(c) below, the Company may delay the filing or effectiveness of any registration statement for a period of up to sixty (60) days after the date of delivery of the Demand Notice pursuant to this
Section 2 if at the time of such request the Company is engaged in an underwritten public offering of its Common Stock in which the Stockholder may include the Registrable Securities pursuant to

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Section 3;  provided,  however,  that,  in the event the Company  exercises  its rights under this Section 2.2(b), the registration shall not be counted as a demand for registration by any Stockholder for purposes of Section 2.2(a) hereof; and provided, further that the Company may not exercise its right under this Section 2.2(b) more than once in any 12-month period.

         (c) If,  while a  registration  request  is  pending  pursuant  to this
Section 2 or if after the Company has received a Demand Notice, the Company is advised by legal counsel (i) that the filing of a registration statement would require the disclosure of a material transaction or other factor that the Company reasonably determines in good faith could have a material adverse effect on the Company or (ii) the Company then is unable to comply with Commission requirements applicable to the requested registration, the Company shall not be required to effect a registration pursuant to this Section 2 until the earlier of (A) the date upon which such material information is otherwise disclosed to the public or ceases to be material or the Company is able to so comply with applicable Commission requirements, as the case may be, and (B) ninety (90) days after the Company makes such good faith determination, provided that in the event the Company exercises its rights under this Section 2.2(c), the registration shall not be counted as a demand for registration by the Stockholder for purposes of Section 2.2(a) hereof.

         (d) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the requested registration statement, then the Company may postpone or suspend effectiveness of a registration statement and suspend the sale of Registrable Securities under a registration statement for a period not to exceed twenty (20) consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 2.2(d) for more than forty-five (45) days in the aggregate during any twelve (12) month period (each, a "Blackout Period"); provided, however, that no such postponement or suspension shall be permitted for consecutive twenty (20) day periods, arising out of the same set of facts, circumstances or transactions.

         (e) A requested registration under this Section 2 may be rescinded by written notice to the Company by the Stockholder. Such rescinded registration shall not count as a registration statement initiated pursuant to this Section 2 for purposes of Section 2.2 above if such request is rescinded by such Stockholder not later than five (5) business days prior to the filing of a registration statement with the Commission.

         2.3 Underwriter "Cutbacks" in Demand Registrations. With respect to any registration pursuant to this Section 2 that is being effected by one or more underwriters, such underwriters shall be designated by the Company and the Company may include in such registration any Other Securities; provided, however, that, anything

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to the contrary in Section 2.1 notwithstanding,  if any managing underwriter for the public offering contemplated by such registration advises the Company in writing that, in such firm's good faith opinion, the inclusion of all Registrable Securities and Other Securities proposed to be included in such
registration   would  adversely  affect  the  offering  and  sale  of  all  such securities, then the number of Registrable Securities and Other Securities proposed to be included in such registration shall be reduced pro rata based upon the total number of shares of Common Stock owned by each such Person and its affiliates including the Stockholder (or that each such Person and its affiliates have the right to acquire) at the time of such registration.

         2.4 The Stockholder shall pay 100% of the Stockholder Expenses in connection with registration and sale of the Registrable Securities requested pursuant to this Section 2.

         3. Piggyback Registration.

         3.1 Right to Include Registrable Securities.

         (a) Subject to Section 3.1(b), if the Company at any time proposes to register any of its common stock under the Securities Act for sale to the public, whether for its own account or for the account of other securities holders or both (except pursuant to a registration statement on Forms S-4 or S-8 (or any substitute form adopted by the Commission) or any other form that does not permit the inclusion of shares by its securities holders), it will give written notice to the Stockholder of its intention to do so and of the Stockholder's rights ("Piggyback Registration Rights") under this Section 3.
Upon written request of the Stockholder made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be sold or disposed of by such Stockholder), the Company shall, subject to the provisions hereof, use reasonable efforts to cause all Registrable Securities that the Stockholder has requested the registration of to be included in such notification or the registration statement proposed to be filed by the Company; provided, that nothing contained herein shall require the Company to take any action which would violate the provisions of any existing agreements relating to registration rights. The number of the Registrable Securities to be included in such a registration statement may be reduced (pro rata among the requesting holders (other than MCY and any other person demanding registration pursuant to currently existing rights who are entitled to be protected again any such reduction)) based upon the number of shares so requested to be registered; provided that, if and to the extent that the managing underwriter shall be of the good faith opinion that such inclusion would adversely affect the marketing of the securities to be sold by MCY.

         (b) If, at any time after  giving  written  notice of its  intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay or suspend the effectiveness of the registration of such securities, the Company may, at its election, give written notice of such determination to such Stockholder and upon giving that notice (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in

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connection with such registration (but not from any obligation of the Company to pay the Registration Expenses (as defined below) in connection therewith), without prejudice; and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

         (c) The Company shall pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 3.1.

         3.2  Underwriter  "Cutbacks"  in Piggyback  Registrations.  Anything in
Section 3.1 to the contrary notwithstanding, with respect to any registration pursuant to which shares are registered pursuant to this Section 3 that is being effected by one or more underwriters, such underwriters shall be designated by the Company and if any managing underwriter for the public offering contemplated by such registration advises the Company in writing that, in such firm's good faith opinion, the inclusion of all Registrable Securities and Other Securities proposed to be included in such registration would adversely affect the offering and sale of all such securities, then all securities proposed to be sold by the Company for its own account, if any, shall be included in such registration to the extent possible and the number of Registrable Securities and Other Securities proposed to be included in such registration shall be reduced pro rata based upon the total number of shares of Common Stock owned by each such Person (other than the Company) and its affiliates (or that each such Person and its affiliates have the right to acquire) at the time of such registration. Notwithstanding the foregoing, the Stockholder's Piggyback Registration Right in such an underwriting shall be subordinated to those of current holders of the MCY's securities which were granted similar piggyback registration rights prior to September 29, 2000.

         4. Registration Procedures.

         (a) In connection with the registration of any Registrable Securities under the Securities Act as provided in Sections 2 and 3, the Company shall as expeditiously as possible:

                  (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable efforts to cause such registration statement to become and remain effective (subject to clause (ii) below); provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities; provided, however, that, the foregoing notwithstanding, the Company

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         shall  not  be  required   under  this  item  (ii)  to   maintain   the
         effectiveness of any such registration statement for longer than 180 days, or such longer period beyond such 180 days (up to an aggregate of 270 days) as may be available without requiring the Company to file any financial statements as of a later date and for a later period than the financial statements that may have been required to maintain the effectiveness of the registration statement for the 180-day period;

                  (iii) furnish to the Stockholder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Stockholder may reasonably request from time to time;

                  (iv) use its reasonable efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the Stockholder shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action that may reasonably be necessary or advisable to enable the Stockholder to consummate the disposition in such jurisdictions of the securities to be sold by the Stockholder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                  (v) use its reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition;

                  (vi) immediately notify the Stockholder when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Stockholder promptly prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state

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         a material fact required to be stated  therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

                  (vii) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration.

         (b) The Company may require the Stockholder to furnish the Company such information regarding the Stockholder and the distribution of the Stockholder's Registrable Securities as the Company may from time to time reasonably request in writing based on its reasonable belief that such information is required to be disclosed in the Registration Statement pursuant to the Securities Act and applicable State securities laws.

         (c) The Stockholder agrees to furnish to the Company any information regarding the Stockholder and the distribution of the Stockholder's Registrable Securities as the Company may from time to time reasonably request in writing in connection with the preparation and filing of a registration statement pursuant to the terms of this Agreement.

         (d) Upon receipt of any notice from the Company of the happening of an event of the kind described in item (vi) of this Section 4, the Stockholder shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by item (vi) and, if so directed by the Company, the Stockholder shall deliver to the Company all copies, other than permanent file copies, then in the Stockholder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         5. Indemnification.

         5.1 Indemnification by the Company. In the event of any registration statement filed pursuant to Section 2 or Section 3, the Company shall, and hereby does, indemnify and hold harmless the Stockholder and each of its directors, officers, partners, agents, attorneys, representatives and affiliates and each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Stockholder or any such underwriter within the meaning of the Securities Act (each of the foregoing, a "Stockholder Indemnitee"), insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company

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shall  reimburse  each  Stockholder  Indemnitee for any legal or any other fees, costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with information furnished to the Company by or on behalf of a Stockholder or such underwriter, as the case may be, for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Stockholder Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter or any Stockholder, as applicable.

         5.2 Indemnification by the Stockholder. If any Registrable Securities are included in any registration statement, the Stockholder of such Registrable Securities so registered shall, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1 above) the Company, and each director and officer of the Company, and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to all losses, claims, damages, expenses or liabilities ("Losses") to which the Company or such control person becomes subject under the Securities Act, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to such Stockholder and furnished to the Company by such Stockholder for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided, however, that no Stockholder shall have any liability under this Section 5.2 for any amount in excess of the net proceeds actually received by such Stockholder from the sale of the Registrable Securities included in such registration statement.

         5.3 Notice of Claims, Etc.

         (a) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 5.1 or 5.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnity obligations,

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except to the extent that the indemnifying party is actually  prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel for such
indemnified   party,  a  conflict  of  interest  between  such  indemnified  and indemnifying parties may exist in respect of such claim (in which case the indemnified party shall be entitled to retain separate counsel as provided below), the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish and at any time, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party provided, however, that (i) if the indemnifying party fails to assume the defense of such claim after a reasonable time the indemnified party may retain counsel to defend such claim and the reasonable fees and expenses of such counsel shall be paid by the indemnifying party, (ii) the indemnified party may, at its own expense, retain separate counsel to participate in such defense, (iii) the indemnified party shall have the right to employ separate counsel at the expense of the indemnifying party and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such indemnified party, a material conflict or potential material conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable, except that in no event shall the indemnifying party be required to pay fees and expenses under this Section 5 for more than one separate firm of attorneys in any one legal action or group of related legal actions.

         (b) No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         5.4 Contribution. If indemnification shall for any reason be held by a court to be unavailable to an indemnified party under Section 5.1 or Section 5.2 in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 5.1 or
Section 5.2, as applicable, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholder on the other hand that resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by item (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Stockholder on the other provided, however, that the Stockholder

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

shall have no liability under this Section 5.4 for any amount in excess of the net proceeds actually received by such Stockholder from the sale of the Registrable Securities included in such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person's consent, which consent shall not be unreasonably withheld.

         5.5 Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, at all times from and after 90 days following the effective date of the first registration of the Company under the Securities Act of an offering of its securities to the public, the Company shall:

         (a) use its best efforts to facilitate the sale of the Registrable Securities to the public, without registration under the Securities Act, pursuant to Rule 144 promulgated under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act and the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder ("Exchange Act"), at any time prior to the Company's being otherwise required to file such reports;

         (b) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act at all times after ninety (90) days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

         (c) use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (d) deliver to the Stockholder, upon the Stockholder's request, a written statement as to whether it has complied with the requirements of this
Section 5, a copy of the most recent annual or quarterly report of the Company filed with the Commission or any stock exchange or self regulatory organization registered under the Securities Exchange Act of 1934, and such other reports and documents so filed as a Stockholder may reasonably request to avail itself of any rule or regulation of the Commission allowing it to sell its Registrable Securities without registration.

         6. Miscellaneous.

         (a) Assignment; Pledge. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors (by merger, consolidation or sale of all or substantially all of the assets of such party) and permitted assigns. This Agreement may not be assigned, transferred or pledged by either party, without the prior written consent of the other party hereto.

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

         (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in that state, without regard to any of its principles of conflicts of laws or other laws which would result in the application of the laws of another jurisdiction. This Agreement shall be construed and interpreted without regard to any presumption against the party causing this Agreement to be drafted.

         (c) Jurisdiction; Waiver of Jury Trial. EACH OF THE PARTIES HERETO UNCONDITIONALLY AND IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO CONTEST THE VENUE OF SAID COURTS OR DISTRICT OR TO CLAIM THAT SAID COURTS CONSTITUTE AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT SERVICE OF ANY SUMMONS, COMPLAINT, NOTICE OR OTHER PROCESS RELATING TO SUCH SUIT, ACTION OR OTHER PROCEEDING MAY BE EFFECTED IN THE MANNER PROVIDED IN SECTION 6(i). EACH OF THE PARTIES HERETO UNCONDITIONALLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (d) Entire Agreement. This Agreement and any exhibits and attachments hereto, and the other agreements referred to herein, constitute the complete and exclusive understanding and agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior agreements, communications, and understandings (both written and oral) regarding such subject matter all of which are merged herein. There are no representations, promises or understandings regarding such subject matter, except to the extent expressly set forth herein.

         (e) Remedies Cumulative; Invalidity. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement available to either of the parties hereto. The invalidity, illegality or unenforceability of any term or provision contained in this Agreement (as determined by a court of competent jurisdiction) shall not affect the validity, legality or enforceability of any other term or provision hereof. It is the intent of the parties that this Agreement be enforced to the fullest extent permitted by applicable law.

         (f) Waiver. No course of dealing or omission or delay of the part of any party hereto in asserting or exercising any rights hereunder shall constitute or operation as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

         (g) Amendment. This Agreement may not be modified, amended, altered or supplemented, except by a written agreement executed by each of the parties hereto.

         (h) Relationship of Parties. Nothing contained herein shall be deemed to constitute a partnership between, or a joint venture by or employment relationship between or among the parties hereto. This Agreement is between two independent contracting parties. Nothing herein is intended nor shall it make either party a fiduciary of the other party.

         (i) Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the Business Day (as such term is hereinafter defined) of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, four (4) Business Days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the Business Day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the Business Day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding Business Day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 6(i)), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second Business Day the notice is sent (as evidenced by a sworn affidavit of the sender). For the purposes of this Agreement, the term "Business Day" means a day other than a Saturday, Sunday or day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close. For the purposes of this Agreement, if a day referenced herein is not a Business Day or if a notice is given or delivered on a day which is not a Business Day, such day shall be deemed to occur or such notice shall be deemed to be given or delivered on the next Business Day. All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

                  If to MCY:

                  MCY Music World, Inc.
                  1133 Avenue of the Americas, 28th Floor
                  New York, New York 10036
                  Telephone: 212-944-6444

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

                  Facsimile: 212-944-6943
                  Attention:President

                  with copies to:

                  MCY Music World, Inc.
                  1133 Avenue of the Americas, 28th Floor
                  New York, New York 10036
                  Telephone: 212-944-6444
                  Facsimile: 212-944-6943
                  Attention: Mitchell Lampert, General Counsel

                  and to:

                  Parker Chapin LLP
                  The Chrysler Building,
                  405 Lexington Avenue
                  New York, New York 10174
                  Telephone:  212-704-6050
                  Facsimile:  212-704-6288
                  Attention: Martin Eric Weisberg, Esq.

                  If to ADS:

                  Applied Digital Solutions, Inc.
                  400 Royal Palm Way, Suite 410
                  Palm Beach, Florida 33480
                  Telephone: 561-366-4800
                  Facsimile: 561-366-0002
                  Attention: David Beckett

                  with a copy to:

                  Bryan Cave LLP
                  245 Park Avenue
                  New York, New York 10167

                  Telephone: 212-692-1813
                  Facsimile: 212-692-1900
                  Attention: Dennis McCusker, Esq.

                             Robert A. Ansehl, Esq.

or to such other address as any party may specify by notice given to the other party in accordance with this Section 6(i).

         (j) Counterparts. This Agreement may be executed in counterparts, each of which, when taken together, shall constitute one and the same instrument.

Section headings have been inserted herein for convenience of reference only and shall not have any impact on the construction or interpretation of this Agreement.

         (k) Publicity. Each of the parties hereto agrees that it will not disclose, and will not include in any public announcement, the names of the other party hereto without the consent of such party, which consent will not be unreasonably withheld or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

         (l) Further Assurances. From and after the date of this Agreement, upon the request of a party hereto, the other party shall executed and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

         (m) Headings. The section headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]



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


                  IN WITNESS WHEREOF, each of MCY and ADS has duly executed this Agreement as of the day and year first above written.

MCY.com, Inc.                                    Applied Digital Solutions, Inc.


By: /s/ Bernhard Fritsch                         By: /s/ David I. Beckett
     Name: Bernhard Fritsch                          Name: David I. Beckett
     Title: Chairman and Chief Executive             Title:  General Counsel
             Officer

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